UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 24, 2003

MARATHON OIL CORPORATION
Exact name of registrant as specified in its charter)

Delaware		1-5153		25-0996816
(State or other jurisdiction		(Commission File Number)		(IRS Employer
of incorporation)				Identification No.)
	5555 San Felipe Road, Houston, Texas		77056-2723
	(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 629-6600

_________________

Item7.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated July 24, 2003, issued by Marathon Oil Corporation.

Item 9.	Regulation FD Disclosure.

On July 24, 2003, Marathon Oil Corporation (Marathon) issued a press release announcing second quarter 2003 earnings. The press release is attached hereto and incorporated herein by reference.

The information, furnished under “Item 9. Regulation FD Disclosure,” is intended to be furnished under “Item 12. Results of Operations and Financial Condition,” in accordance with Securities and Exchange Commission Release No. 33-8216.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARATHON OIL COMPANY

Date: July 24, 2003	By: /s/ A.G. Adkins
A.G. Adkins
Vice President-Accounting and Controller

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release dated July 24, 2003, announcing Marathon's financial results for the second quarter of 2003.